AT&T Universal Funding Corporation                       AT&T Universal Card  Master Trust          Monthly Report        30-Sep-97
Credit Card Asset Backed Securities                      Series 1995-1                              Distribution Date     17-Oct-97
-----------------------------------------------------------------------------------------------------------------------------------
Monthly Trust Activity                                  Class A            Class B         CIA Investor                Investor
----------------------                                                                                                 Interest
Beginning Principal Receivables Balance
Special Funding Account Balance
Beginning Total Principal Balance

Series Allocation Percentage
Beginning Invested /Transferor Amount               870,000,000.00     60,000,000.00       70,000,000.00         1,000,000,000.00
Floating Allocation Percentage                         87.0000000%        6.0000000%          7.0000000%              79.5594428%
Principal Allocation Percentage                        87.0000000%        6.0000000%          7.0000000%              79.5594428%
Finance Charge Collections                           12,493,571.22        861,625.60        1,005,229.87            14,360,426.69
Total Yield
Trust Portfolio Yield
Principal Collections                               153,753,462.96     10,603,687.10       12,370,968.28           176,728,118.35
Discount Percentage
Discount Option Receivable Collections                        0.00              0.00                0.00                     0.00
Monthly Payment Rate
Defaults                                              3,966,503.38        273,551.96          319,143.95             4,559,199.28
Monthly Default Rate
Net Monthly Default Rate
Recoveries                                              438,398.12         30,234.35           35,273.41               503,905.88
Adjustments
New Receivables
Ending Principal Receivables Balance
Minimum Series Required Balance
Special Funding Account Balance
Ending Total Principal Balance

Reallocated Principal                                                           0.00                0.00
Charged-Off Principal                                         0.00              0.00                0.00
Reimbursed Principal                                          0.00              0.00                0.00
Ending Invested/Transferor Amounts                  870,000,000.00     60,000,000.00       70,000,000.00         1,000,000,000.00
----------------------------------------------------------------------------------------------------------------------------------
Group I Information                                 Series 1995-1      Series 1995-3      Series 1996-1            Series 1996-2
-------------------
Invested Amount                                   1,000,000,000.00    750,000,000.00    1,000,000,000.00         1,000,000,000.00
Average Rate                                              5.83877%          5.95124%            5.89499%                 5.84774%
Investor Finance Charge Collections                  14,864,332.58     11,148,249.43       14,864,332.58            14,864,332.58
Investor Principal Collections                      176,728,118.35    132,546,088.76      176,728,118.35           176,728,118.35
Investor Default Amount Due                           4,559,199.28      3,419,399.46        4,559,199.28             4,559,199.28
Investor Monthly Interest Due                         4,865,645.17      3,719,523.44        4,912,489.58             4,871,447.92
Investor Monthly Fees Due                             1,666,666.67      1,250,000.00        1,666,666.67             1,666,666.67
Investor Additional Amounts Due                               0.00              0.00                0.00                     0.00
----------------------------------------------------------------------------------------------------------------------------------
Monthly Funding Requirements                             Class A            Class B          CIA Investor                Total
----------------------------
Investor Coupon                                           5.82219%          5.94219%            5.95625%
Investor Monthly Interest Due                         4,221,087.75        297,109.50          347,447.92             4,865,645.17
Investor Outstanding Interest Due                             0.00              0.00                0.00                     0.00
Investor Additional Interest Due                              0.00              0.00                0.00                     0.00
                                                              ----              ----                ----                     ----
Investor Total Interest Due                           4,221,087.75        297,109.50          347,447.92             4,865,645.17
Investor  Default Amount Due                          3,966,503.38        273,551.96          319,143.95             4,559,199.28
Investor Monthly Fees Due                             1,450,000.00        100,000.00          116,666.67             1,666,666.67
Investor Additional Amounts Due                               0.00              0.00                0.00                     0.00
                                                              ----              ----                ----                     ----
Total Due                                             9,637,591.13        670,661.46          783,258.53            11,091,511.12
----------------------------------------------------------------------------------------------------------------------------------
Reallocated Investor Finance Charge Collections                                                                     14,837,586.22
Interest/Principal/Spread Investment Proceeds                                                                                0.00
Series Adjusted Portfolio Yield                                                                                            12.33%
Base Rate                                                                                                                   7.84%
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Monthly Trust Activity                                Transferor             Series                  Trust
----------------------                                 Interest            Allocations               Totals
Beginning Principal Receivables Balance                                                        9,426,913,683.98
Special Funding Account Balance                                                                            0.00
Beginning Total Principal Balance                                                              9,426,913,683.98

Series Allocation Percentage                                                       13.33%
Beginning Invested /Transferor Amount              256,921,824.53        1,256,921,824.53
Floating Allocation Percentage                        20.4405572%            100.0000000%
Principal Allocation Percentage                       20.4405572%            100.0000000%
Finance Charge Collections                           3,689,507.03           18,049,933.72        135,374,502.90
Total Yield                                                                                              17.23%
Trust Portfolio Yield                                                                                    12.37%
Principal Collections                               45,405,310.61          222,133,428.96      1,666,000,717.21
Discount Percentage                                                                                       0.00%
Discount Option Receivable Collections                       0.00                    0.00                  0.00
Monthly Payment Rate                                                                                     17.67%
Defaults                                             1,171,357.80            5,730,557.08         42,979,178.11
Monthly Default Rate                                                                                      5.47%
Net Monthly Default Rate                                                                                  4.87%
Recoveries                                             129,464.42              633,370.30          4,750,277.26
Adjustments                                                                                     (30,676,584.93)
New Receivables                                                                                1,594,365,614.30
Ending Principal Receivables Balance                                                           9,342,975,987.88
Minimum Series Required Balance                                                                1,070,000,000.00
Special Funding Account Balance                                                                            0.00
Ending Total Principal Balance                                                                 9,342,975,987.88

Reallocated Principal
Charged-Off Principal
Reimbursed Principal
Ending Invested/Transferor Amounts                 245,730,131.72        1,245,730,131.72      9,342,975,987.88
-----------------------------------------------------------------------------------------------------------------
Group I Information                                 Series 1996-3          Series 1997-1           Group Total
-------------------
Invested Amount                                  1,000,000,000.00        1,000,000,000.00      5,750,000,000.00
Average Rate                                             5.85138%                5.86657%              5.87180%
Investor Finance Charge Collections                 14,864,332.58           14,864,332.58         85,469,912.31
Investor Principal Collections                     176,728,118.35          176,728,118.35      1,016,186,680.51
Investor Default Amount Due                          4,559,199.28            4,559,199.28         26,215,395.88
Investor Monthly Interest Due                        4,876,145.83            4,885,999.33         28,131,251.27
Investor Monthly Fees Due                            1,666,666.67            1,666,666.67          9,583,333.33
Investor Additional Amounts Due                              0.00                    0.00                  0.00
-----------------------------------------------------------------------------------------------------------------

Application of Collections                               Class A            Class B         CIA Investor           Total
--------------------------
Available Funds                                      12,908,700.01        890,255.17        1,038,631.04      14,837,586.22
Monthly Interest Paid                                 4,221,087.75        297,109.50                0.00       4,518,197.25
Investor Default Amount Paid                          3,966,503.38              0.00                0.00       3,966,503.38
Excess Spread                                         4,721,108.88        593,145.67        1,038,631.04       6,352,885.59
--------------------------------------------------------------------------------------------------------------------------------
Monthly Interest Shortfall                                    0.00              0.00                                   0.00
Investor Default Amount Shortfall                             0.00        273,551.96                             273,551.96
Required Amount                                               0.00        273,551.96                             273,551.96
--------------------------------------------------------------------------------------------------------------------------------
Monthly Interest Paid                                         0.00              0.00          347,447.92         347,447.92
Investor Default Paid                                         0.00        273,551.96          319,143.95         592,695.91
Investor Additional Amounts Paid                              0.00              0.00                0.00               0.00
Servicing Fee Paid                                                                                             1,666,666.67
Excess Finance Charge Collections                                                                              3,746,075.10
--------------------------------------------------------------------------------------------------------------------------------
Reallocated Principal                                                           0.00                0.00               0.00
Monthly Interest Paid                                         0.00              0.00
Investor Default Paid                                         0.00              0.00                                   0.00
--------------------------------------------------------------------------------------------------------------------------------
Outstanding Monthly Interest                                  0.00              0.00                0.00
Principal Charge-Offs                                         0.00              0.00                0.00
--------------------------------------------------------------------------------------------------------------------------------
Principal Funding
-----------------
Controlled Accumulation Amount                                                                                         0.00
Principal Funding Account Deposit                                                                                      0.00
Principal Funding Account Balance                                                                                      0.00
--------------------------------------------------------------------------------------------------------------------------------
Certificates                                            Class A            Class B         CIA Investor           Total
------------
Beginning Certificates Balance                      870,000,000.00     60,000,000.00       70,000,000.00   1,000,000,000.00
Interest Distribution                                         0.00              0.00          347,447.92         347,447.92
Principal Distribution                                        0.00              0.00                0.00               0.00
Total Distribution                                            0.00              0.00          347,447.92         347,447.92
Ending Certificate Balance                          870,000,000.00     60,000,000.00       70,000,000.00   1,000,000,000.00
Pool Factor                                            100.000000%       100.000000%         100.000000%
Total Distribution Per 1,000 Certificate                    0.0000            0.0000              4.9635
Interest Distribution Per 1,000 Certificate                 0.0000            0.0000              4.9635
Principal Distribution Per 1,000 Certificate                0.0000            0.0000              0.0000

1st   Collection Account Deposit                      4,221,087.75        297,109.50                           4,518,197.25
2nd Collection Accounts Deposit                       4,221,087.75        297,109.50                           4,518,197.25
3rd Collection Accounts Deposit                               0.00              0.00                                   0.00
Quarterly Interest Distribution                       8,442,175.50        594,219.00                           9,036,394.50


Delinquencies                              1-30            31-60           61-90         91-120         121+             Total
-------------                              ----            -----           -----         ------         ----             -----
Number of Accounts                         186,933          38,465          19,811         13,413        17,934             276,556
Balance of Accounts                    435,074,862     102,390,810      61,316,897     44,606,368    63,203,855      706,592,791.20

31+Days Delinquency Rate                                   2.8802%

Change in Account Owner Retained Interest                 -0.0372%      0.00  CIA Investor Interest Reduced Margin


Prior Month Account Owner Retained Interest Factor         0.2975%
Current Month Account Owner Retained Interest Factor       0.2604%

                              MONTHLY STATEMENT

                       AT&T UNIVERSAL CARD MASTER TRUST
                                SERIES 1995-1

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among AT&T Universal Card Services Corp. ("UCS") as Servicer, AT&T Universal Funding Corp. ("Funding"), as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1995-1 Supplement dated as of 08/01/95 (the "Supplement") among UCS, Funding and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-1 Certificateholders and the performance of the AT&T Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 10/17/97 with respect to the performance of the Trust during the month of 09/01/97 to 09/30/97 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)    Information regarding distribution in
       respect of the Class A Certificates
       per $1,000 original certificate principal amount.

       (1)        The total amount of the
       distribution in respect of Class A
       Certificates, per $1,000 original
       certificate principal amount                                     $0.00000000
                                                                        -----------

       (2)        The amount of the distribution
       set forth in paragraph 1 above in
       respect of interest on the Class A
       Certificates, per $1,000 original
       certificate principal amount                                     $0.00000000
                                                                        -----------

       (3)        The amount of the distribution
       set forth in paragraph 1 above in
       respect of principal of the Class A
       Certificates, per $1,000 original
       certificate principal amount                                           $0.00
                                                                              -----

 B)    Class A Investor Charge Offs and
       Reimbursement of Charge Offs
       (1)        The amount of Class A Investor
       Charge Offs                                                            $0.00
                                                                              -----
       (2)        The amount of Class A Investors
       Charge Offs set forth in paragraph 1
       above, per $1,000 original certificate
       principal amount                                                       $0.00
                                                                              -----
       (3)        The total amount reimbursed in
       respect of Class A Investor Charge
       Offs                                                                   $0.00
                                                                              -----
       (4)        The amount set forth in paragraph
       3 above, per $1,000 original
       certificate principal amount                                           $0.00
                                                                              -----
       (5)        The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the
       Class A Invested Amount after giving
       effect to all transactions on such
       Distribution Date                                                      $0.00
                                                                              -----

 C)    Information regarding distributions in
       respect of the Class B Certificates,
       per $1,000 original certificate
       principal amount
       (1)        The total amount of the
       distribution in respect of Class B
       Certificates, per $1,000 original
       certificate principal amount                                      0.00000000
                                                                         ----------
       (2)        The amount of the distribution
       set forth in paragraph 1 above in
       respect of interest on the Class B
       Certificates, per $1,000 original
       certificate principal amount                                      0.00000000
                                                                         ----------
       (3)        The amount of the distribution
       set forth in paragraph 1 above in
       respect of principal of the Class B
       Certificates, per $1,000 original
       certificate principal amount                                           $0.00
                                                                              -----

 D)    Amount of reductions in Class B
       Invested Amount pursuant to clauses
       (c), (d), and (e) of the definition of
       Class B Invested Amount
       (1)        The amount of reductions in Class
       B Invested Amount pursuant to clauses
       (c), (d), and (e) of the definition of
       Class B Invested Amount                                                $0.00
                                                                              -----

       (2)        The amount of reductions in
       the Class B Invested Amount set forth in
       paragraph 1 above, per $1,000
       original certificate principal amount                                  $0.00
                                                                              -----
       (3)        The total amount reimbursed in
       respect of such reductions in the
       Class B Invested Amount                                                $0.00
                                                                              -----
       (4)        The amount set forth in paragraph
       3 above, per $1,000 original
       certificate principal amount                                           $0.00
                                                                              -----
       (5)        The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class
       B Invested Amount after giving effect
       to all transactions on such
       Distribution Date                                                      $0.00
                                                                              -----

E)     Information regarding certain
       distributions to the Collateral
       Interest Holder
       (1)        The amount distributed to the
       Collateral Interest Holder in respect
       of interest on the Collateral Invested
       Amount                                                           $347,447.92
                                                                        -----------
       (2)        The amount distributed to the
       Collateral Interest Holder in respect
       of principal on the Collateral
       Invested Amount                                                        $0.00
                                                                              -----

 F)    Amount of reductions in Collateral
       Invested Amount pursuant to clauses
       (c), (d), and (e) of the definition of
       Collateral Invested Amount
       (1)        The amount of reductions in the
       Collateral Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested
       Amount                                                                 $0.00
                                                                              -----
       (2)        The total amount reimbursed in
       respect of such reductions in the
       Collateral Invested Amount                                             $0.00
                                                                              -----


                  AT&T UNIVERSAL CARD SERVICES CORP.,
                     Servicer

                  By ___/s/ Tom Donahue

                       Name:   Tom Donahue
                       Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal Receivables:               $9,426,913,683.98
                                                            -----------------
Beginning of the Month Finance Charge Receivables:             $94,648,404.25
                                                               --------------
Beginning of the Month Discounted Receivables:                          $0.00
                                                                        -----
Beginning of the Month Premium Receivables:                             $0.00
                                                                        -----
Beginning of the Month Total Receivables:                   $9,521,562,088.23
                                                            -----------------


Removed Principal Receivables:                                          $0.00
                                                                        -----
Removed Finance Charge Receivables:                                     $0.00
                                                                        -----
Removed Total Receivables:                                              $0.00
                                                                        -----


Additional Principal Receivables:                                       $0.00
                                                                        -----
Additional Finance Charge Receivables:                                  $0.00
                                                                        -----
Additional Total Receivables:                                           $0.00
                                                                        -----


Discounted Receivables Generated this Period:                           $0.00
                                                                        -----
Premium Receivables Generated this Period:                              $0.00
                                                                        -----
End of the Month Principal Receivables:                     $9,342,975,987.88
                                                            -----------------
End of the Month Finance Charge Receivables:                   $92,960,255.47
                                                               --------------
End of the Month Discounted Receivables:                                $0.00
                                                                        -----
End of the Month Premium Receivables:                                   $0.00
                                                                        -----
End of the Month Total Receivables:                         $9,435,936,243.35
                                                            -----------------


Special Funding Account Balance                                         $0.00
                                                                        -----
Aggregate Invested Amount (all Master Trust Series)         $7,500,000,000.00
                                                            -----------------
End of the Month Transferor Amount                            $245,730,131.72
                                                              ---------------


DELINQUENCIES AND LOSSES ---
                                                                         RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                                      $102,390,810.29
                                                                              ---------------
   61-90 Days Delinquent                                                       $61,316,896.56
                                                                               --------------
   91+ Days Delinquent                                                        $107,810,222.68
                                                                              ---------------

   Total 31+ Days Delinquent                                                  $271,517,929.53
                                                                              ---------------

Defaulted Accounts During the Month                                            $42,979,178.11
                                                                               --------------

INVESTED AMOUNTS ---
Class A Initial Invested Amount                             $870,000,000
                                                            ------------
Class B Initial Invested Amount                              $60,000,000
                                                             -----------
Collateral Initial Invested Amount                           $70,000,000
                                                             -----------
INITIAL INVESTED AMOUNT                                                           $1,000,000,000
                                                                                  --------------

Class A Invested Amount                                  $870,000,000.00
                                                         ---------------
Class B Invested Amount                                   $60,000,000.00
                                                          --------------
Collateral Invested Amount                                $70,000,000.00
                                                          --------------
INVESTED AMOUNT                                                                   $1,000,000,000
                                                                                  --------------


Class A Adjusted Invested Amount                         $870,000,000.00
                                                         ---------------
Class B Adjusted Invested Amount                          $60,000,000.00
                                                          --------------
Collateral Invested Amount                                $70,000,000.00
                                                          --------------
ADJUSTED INVESTED AMOUNT                                                          $1,000,000,000
                                                                                  --------------


MONTHLY SERVICING FEE                                                              $1,666,666.67
                                                                                   -------------


INVESTOR DEFAULT AMOUNT                                                            $4,559,199.28
                                                                                   -------------


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                                            5.87%
                                                                                            ----
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS                                       $14,864,332.58
                                                                                  --------------
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                                        $0.00
                                                                                           -----
GROUP 1 INVESTOR DEFAULT AMOUNT                                                    $4,559,199.28
                                                                                   -------------
GROUP 1 INVESTOR MONTHLY FEES                                                      $1,666,666.67
                                                                                   -------------
GROUP 1 INVESTOR MONTHLY INTEREST                                                  $4,885,999.33
                                                                                   -------------


SERIES 1995-1 INFORMATION
SERIES 1995-1 ALLOCATION PERCENTAGE                                                        13.33%
                                                                                           -----
SERIES 1995-1 ALLOCABLE FINANCE CHARGE                                            $18,049,933.72
                                                                                  --------------
COLLECTIONS
SERIES 1995-1 ADDITIONAL AMOUNTS                                                           $0.00
                                                                                           -----
SERIES 1995-1 ALLOCABLE DEFAULTED AMOUNT                                           $5,730,557.08
                                                                                   -------------
SERIES 1995-1 MONTHLY FEES                                                         $1,666,666.67
                                                                                   -------------
SERIES 1995-1 ALLOCABLE PRINCIPAL COLLECTIONS                                    $222,133,428.96
                                                                                 ---------------
SERIES 1995-1 REQUIRED TRANSFEROR AMOUNT                                          $70,000,000.00
                                                                                  --------------
FLOATING ALLOCATION PERCENTAGE                                                             79.56%
                                                                                           -----

INVESTOR FINANCE CHARGE COLLECTIONS                                            $14,360,426.69
                                                                               --------------
INVESTOR DEFAULT AMOUNT                                                         $4,559,199.28
                                                                                -------------
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS                                $14,837,586.22
                                                                               --------------
PRINCIPAL ALLOCATIONS PERCENTAGE                                                       79.56%
                                                                                       -----
AVAILABLE PRINCIPAL COLLECTIONS                                               $176,728,118.35
                                                                              ---------------


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                                            87.00%

    Class A Floating Percentage of Reallocated            $12,908,700.01
                                                          --------------
    Investor Finance Charge Collections
    Other Amounts                                                  $0.00
                                                                   -----
TOTAL CLASS A AVAILABLE FUNDS                                                  $12,908,700.01
                                                                               --------------

   Class A Monthly Interest                                $4,221,087.75
                                                           -------------
   Class A Servicing Fee (if applicable)                           $0.00
                                                                   -----
   Class A Investor Default Amount                         $3,966,503.38
                                                           -------------
TOTAL CLASS A EXCESS SPREAD                                                     $4,721,108.88
                                                                               --------------

CLASS A REQUIRED AMOUNT                                                                 $0.00
                                                                                        -----

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                                             6.00%
                                                                                        -----

CLASS B AVAILABLE FUNDS                                                           $890,255.17
                                                                                  -----------

   Class B Monthly Interest                                  $297,109.50
                                                             -----------
   Class B Servicing Fee (if applicable)                           $0.00
                                                                   -----
TOTAL CLASS B EXCESS SPREAD                                                       $593,145.67
                                                                                  -----------

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                                           7.00%
                                                                                         ----

COLLATERAL AVAILABLE FUNDS                                                      $1,038,631.04
                                                                                -------------
   Collateral Interest Servicing Fee (if applicable)                                    $0.00
                                                                                        -----
TOTAL COLLATERAL EXCESS SPREAD                                                  $1,038,631.04
                                                                                -------------

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                                             $6,352,885.59
                                                                                -------------

Excess Spread Applied to Class A Required Amount                                        $0.00
                                                                                        -----
Excess Spread Applied to Class A Investor Charge                                        $0.00
Offs                                                                                    -----
Excess Spread Applied to Class B Required Amount                                  $273,551.96
                                                                                  -----------
Excess Spread Applied to Reductions of Class B                                          $0.00
Invested Amount pursuant to clauses (c), (d) and (e)                                    -----

Excess Spread Applied to Collateral Monthly                                       $347,447.92
Interest                                                                          -----------

Excess Spread Applied to Unpaid Monthly                                         $1,666,666.67
Servicing Fee                                                                   -------------
Excess Spread Applied Collateral Default Amount                                   $319,143.95
                                                                                  -----------
Excess Spread Applied to Reductions of                                                  $0.00
                                                                                        -----
Collateral Invested Amount Pursuant to Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                                                $0.00
                                                                                        -----
Excess Spread Applied to Other Amounts Owed to                                          $0.00
Collateral Interest Holder                                                              -----


TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                                              $3,746,075.10
                                                                                -------------
EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                                       $28,321,718.22
 FOR ALL ALLOCATION SERIES                                                     --------------

SERIES 1995-1 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                                       $0.00
ALLOCATED TO SERIES 1995-1                                                              -----

Excess Finance Charge Collections Applied to                                            $0.00
Class A Required Amount                                                                 -----
Excess Finance Charge Collections Applied to                                            $0.00
Class A Investor Charge Offs                                                            -----
Excess Finance Charge Collections Applied to                                            $0.00
Class B Required Amount                                                                 -----
Excess Finance Charge Collections Applied to                                            $0.00
Reductions of Class B Invested Amount Pursuant                                          -----
to Clauses (c), (d) and (e)
Excess Finance Charge Collections Applied to                                            $0.00
Collateral Monthly Interest                                                             -----
Excess Finance Charge Collections Applied to                                            $0.00
Unpaid Monthly Servicing Fee                                                            -----
Excess Finance Charge Collections Applied to                                            $0.00
Collateral Default Amount                                                               -----

Excess Finance Charge Collections Applied to                                                                 $0.00
Reductions of Collateral Invested Amount                                                                     -----
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections Applied to                                                                 $0.00
Reserve Account                                                                                              -----
Excess Finance Charge Collections Applied to                                                                 $0.00
Other Amounts Owed to Collateral Interest Holder                                                             -----


YIELD AND BASE RATE---

Base Rate (Current Month)                                                                    7.84%
                                                                                             -----
Base Rate (Prior Month)                                                                      7.84%
                                                                                             -----
Base Rate (Two Months Ago)                                                                   8.30%
                                                                                             -----
THREE MONTH AVERAGE BASE RATE                                                                                 7.99%
                                                                                                              -----

Series Adj Portfolio Yield (Curr Month)     SEP: (22 posting days / 5 Mondays)              12.33%
                                                                                            ------
Series Adj Portfolio Yield (Prior Month)    AUG: (21 posting days / 4 Mondays)              11.37%
                                                                                            ------
Series Adj Port Yield (Two Months Ago)      JUL: (23 posting days / 4 Mondays)              12.31%
                                                                                            ------
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                                                                12.00%
YIELD                                                                                                        ------


PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                                                                 87.00%
                                                                                                             ------
   Class A Principal Collections                                                   $153,753,462.96
                                                                                   ---------------

CLASS B PRINCIPAL PERCENTAGE                                                                                  6.00%

   Class B Principal Collections                                                    $10,603,687.10
                                                                                    --------------

COLLATERAL PRINCIPAL PERCENTAGE                                                                               7.00%
   Collateral Principal Collections                                                 $12,370,968.28
                                                                                    --------------

AVAILABLE PRINCIPAL COLLECTIONS                                                    $176,728,118.35
                                                                                   ---------------

REALLOCATED PRINCIPAL COLLECTIONS                                                                            $0.00
                                                                                                             -----

SERIES 1995-1 PRINCIPAL SHORTFALL                                                                            $0.00
                                                                                                             -----

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                                                            $0.00
PRINCIPAL SHARING SERIES                                                                                     -----

ACCUMULATION ---

Controlled Accumulation Amount                                     $0.00
                                                                   -----
Deficit Controlled Accumulation Amount                             $0.00
                                                                   -----
CONTROLLED DEPOSIT AMOUNT                                                               $0.00
                                                                                        -----

PRINCIPAL FUNDING ACCOUNT BALANCE                                                       $0.00
                                                                                        -----

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER                               $181,287,317.63
PRINCIPAL SHARING SERIES                                                      ---------------


INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                                            $0.00
                                                                                        -----
REDUCTIONS IN CLASS B INVESTED AMOUNT (OTHER THAN                                       $0.00
BY PRINCIPAL PAYMENTS)                                                                  -----
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                                         $0.00
THAN BY PRINCIPAL PAYMENTS)                                                             -----

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                                 $0.00
                                                                                        -----
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                                             $0.00
REIMBURSED                                                                              -----

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                                          $0.00
REIMBURSED                                                                              -----


                  AT&T UNIVERSAL CARD SERVICES CORP.,
                  as Servicer


                  By:  __/s/Tom Donahue
                         Name:  Tom Donahue
                         Title:  Servicing Officer